                                                                                          Exhibit 10.2.b

BEFORE THE STATE CORPORATION COMMISSION
OF THE STATE OF KANSAS

In the Matter of the Application of Kansas City Power and Light Company for Approval to Make Certain Changes in its Charges for Electric Service to Begin the Implementation of Its Regulatory Plan.	) ) ) ) ) )	Docket No.: 06-KCPE-828-RTS

STIPULATION AND AGREEMENT

As a result of extensive discussions between the parties to this docket, the Staff of the Kansas Corporation Commission (“Staff”), Kansas City Power & Light Company (“KCPL” or “Company”), the Citizens’ Utility Ratepayer Board (“CURB”), the Midwest Utility Users Group (“MUUG” - a group comprised of Danisco USA, Inc., Blue Valley United School District #229, Shawnee Mission United School District #512, United School District #233 of Johnson County, and Amcor PET Packaging USA, Inc.), Wal-Mart Stores Inc. (“Wal-Mart”), and the International Brotherhood of Electrical Workers, Local Union Nos. 412, 1464 and 1613 (“IBEW”), (referred to collectively as “the signatories” or “the signatory parties”), hereby submit to the Kansas Corporation Commission ("Commission") for its consideration and approval the following Stipulation and Agreement:

I. KANSAS CITY POWER & LIGHT COMPANY’S APPLICATION

1. On January 31, 2006, KCPL filed an Application with the Commission to make certain changes in its rates and charges for electric service, which was docketed as the above-captioned proceeding. Pursuant to a Commission Order issued on February 10, 2006, the effective date of this Application was suspended until December 10, 2006. This Application was the first in a series of rate cases in which KCPL hopes to continue the collaborative process and take constructive steps toward fulfillment of the obligations and commitments that were made by KCPL in Docket No. 04-KCPE-1025-GIE (the “1025 Docket”), which culminated in the approval of a Stipulation and Agreement (the “1025 Stipulation”) by the Commission.

2. In accordance with the 1025 Stipulation that was approved in the 1025 Docket, KCPL committed to file this rate Application no later than February 1, 2006. The filing of this Application also complies with the Commission’s Order in Docket No. 02-KCPE-840-RTS, which required KCPL to file a rate case on or before May 1, 2006.
3. This rate Application is the first in a series of rate applications that are contemplated in the Rate Plan1 , in conjunction with KCPL’s implementation of the Resource Plan. Under the Rate Plan, KCPL will file as many as three, and at least one, additional rate application over the next four years, as described in Appendix C of the 1025 Stipulation.
4. KCPL’s rates were last adjusted in Docket No. 02-KCPE-840-RTS by an Order of the Commission that was issued on May 24, 2002, which resulted in a decrease of $12.4 million in KCPL’s retail jurisdictional rates in Kansas.
5. The schedules filed with KCPL’s Application indicated a gross revenue deficiency of $42,270,000, based upon normalized operating results for the 12 months ending December 31, 2005, adjusted for known and measurable changes in revenues, operating and maintenance expenses, cost of capital and taxes, and other adjustments. KCPL did not propose implementing an energy cost adjustment mechanism (“ECA”) or tariff. Similarly, KCPL opted not to implement its previously proposed contribution in aid of construction (“CIAC”) mechanism in order to maintain its financial ratios during the period when rates established by the Commission in this case will be in effect.

1 The 1025 Stipulation refers collectively to the “Regulatory Plan” that is comprised of a Resource Plan set forth in Appendices A and A-1, the Customer Programs set forth in Appendices B and B-1, and the Rate Plan set forth in Appendices C, C-1 and C-2. References to the “Regulatory Plan” within this Stipulation and Agreement shall have the same meaning.

6. In its Application, KCPL requested Commission approval of the following accounting provisions as part of this rate proceeding:
A. Wolf Creek Decommissioning Trust Fund Accrual. KCPL requested that the Commission use the same language in the order in this rate proceeding approving the decommissioning funding level that was required under Section 468A of the Internal Revenue Code prior to the revisions to Section 468A resulting from the Energy Policy Act of 2005. The required language prior to the changes to Section 468A included a statement in an order of the state commission (1) approving the schedule of decommissioning cost accruals; (2) finding that the decommissioning cost accruals were included in cost of service and were included in rates for ratemaking purposes; and (3) finding that the earnings rate assumed for the trust takes into consideration the tax rate change and the removal of the investment restrictions resulting from the Energy Policy Act of 1992.

B. Pensions. KCPL requested that the Commission reaffirm its approval of the regulatory asset or liability which the Company records for the annual difference in Statement of Financial Accounting Standards No. 87 (“FAS 87”) pension expense recorded for financial reporting purposes and the amount of FAS 87 pension expense calculated for ratemaking purposes, as addressed in Appendix C(E) of the 1025 Stipulation. KCPL also requested that the Commission reaffirm its approval of the regulatory asset or liability the Company records for the annual difference in FAS 87 pension expense calculated for ratemaking purposes and the level of pension expense built into rates for that period, as addressed in Appendix C(E) of the 1025 Stipulation. Similarly, KCPL requested Commission approval to set up a regulatory asset or liability to track the difference in Statement of Financial Accounting Standards No. 88 (“FAS 88”) pension expense recorded for financial reporting purposes, because, unlike FAS 87, which allows for the delayed recognition in net periodic pension cost of certain gains and losses, FAS 88 requires immediate recognition of certain gains and losses arising from settlements and curtailments of defined benefit plans.

7. In support of its Application, KCPL submitted the testimony of 22 witnesses and the schedules required by K.A.R. 82-1-231. KCPL also filed a class cost of service study and proposed rate design to be determined in this proceeding.

II. ADDITIONAL PARTIES TO THIS PROCEEDING
1. In addition to the signatory parties identified above, the following parties sought and were granted intervention in this proceeding: Sierra Club of Kansas (“Sierra Club”), Kansas Gas Service Company (“KGS”), and the City of Mission Hills, Kansas (“Mission Hills”).
2. In addition to the direct and rebuttal testimony filed by KCPL, direct and rebuttal testimony was also filed by Staff, CURB, Wal-Mart, Mission Hills, and MUUG. The testimony of Wal-Mart, Mission Hills, and MUUG primarily addressed issues pertaining to class cost of service and rate design and is not summarized in this Agreement.

III.  KCPL, STAFF AND OTHER PARTIES’ PRE-FILED POSITIONS
1. On August 17, 2006, Staff filed its direct testimony in the above docket, wherein it recommended a rate increase for KCPL of approximately $15,700,000, including a CIAC amortization amount of $5,825,194, and recommended adoption of an ECA tariff.
2. Subsequent to the filing of Staff’s testimony, KCPL identified errors that it believed existed in Staff’s accounting adjustments, and Staff has agreed with some of KCPL’s proposed corrections for settlement purposes. When those corrections are incorporated into Staff’s filed position, Staff’s revenue requirement increases by approximately $10,000,000, resulting in a recommended rate increase of approximately $26,000,000.

3. On September 18, 2006, September 20, 2006, and September 25, 2006, the parties met collectively to discuss the terms of a stipulation and agreement. This Agreement is the result of those negotiations.

IV. TERMS OF THE STIPULATED SETTLEMENT
After extensive negotiations, the signatory parties have agreed upon the following terms:
A. Stipulated Revenue Requirement and Customer Advancement Amount
KCPL’s overall revenue increase will be twenty-nine million dollars ($29,000,000). To provide KCPL with sufficient cash flow to proceed with the Resource Plan as set forth in the 1025 Stipulation, the signatory parties agree that four million dollars ($4,000,000) of the total revenue increase will be treated for accounting purposes as a pre-tax payment on plant on behalf of consumers. The $4 million pre-tax payment shall be treated as an increase to KCPL’s depreciation reserve and will be assigned to primary plant accounts in a future rate case.
B. Energy Cost Adjustment
Staff agrees to abandon its ECA recommendations in this case, and KCPL agrees it shall propose an ECA mechanism, including a proposed ECA tariff, in its next rate filing that will be filed no later than March 1, 2007. Prior to March 1, 2007, the signatory parties agree that they shall meet and discuss the specifics of the ECA mechanism in order to attempt to reach a compromise on the issue. Nothing in this section shall be interpreted to mean that the signatory parties must accept without objection any ECA mechanism proposed in KCPL’s next rate filing or preclude any party from presenting alternative mechanisms.

C. Spearville Wind Facility
Regarding KCPL’s new wind generation at Spearville, Staff reserves the right to propose the same or similar performance mechanism in the next rate case as it did in this case. KCPL agrees it will not argue that the proposal of such mechanisms violates the 1025 Stipulation. However, the signatory parties agree that KCPL is free to object to such mechanisms on any other grounds.
D. Miscellaneous Stipulated Accounting Provisions
As set forth in KCPL’s rate Application and as agreed by the signatory parties and consistent with the 1025 Stipulation, the following accounting provisions should be adopted by the Commission:
1) Rate Case Expenses
The Commission authorizes KCPL to establish a regulatory asset for incremental rate case expenses incurred through the duration of Docket No. 06-KCPE-828-RTS. KCPL currently estimates the Kansas jurisdictional regulatory asset will be approximately $1.5 million at December 31, 2006. KCPL is authorized to amortize this regulatory asset over four (4) years commencing January 1, 2007. The deferred expenses will not receive any rate base treatment in future rate cases.
2) Talent Assessment Expenses
The Commission authorizes KCPL to establish a regulatory asset for Talent Assessment expenses in the amount of $516,316 (Kansas jurisdictional $216,771). KCPL is authorized to amortize this regulatory asset over ten (10) years commencing January 1, 2007. The deferred expenses will not receive any rate base treatment in future rate cases.

3) Depreciation Rates
The Commission authorizes KCPL to continue utilizing the depreciation rates set forth in Appendix A, which are the same rates set out in Appendix C-2 of the 1025 Stipulation.
4) Enhanced Security Costs
The Commission reaffirms KCPL’s regulatory asset, to be included in rate base, for the Kansas jurisdictional portion of enhanced security costs through December 31, 2006. The costs to be included in the regulatory asset are consistent with the direct testimony of KCPL witness Lawrence H. Dolci. KCPL is authorized to amortize this regulatory asset over five (5) years commencing January 1, 2007.
5) Asset Retirement Obligations and Cost of Removal
The Commission reaffirms its Order in Kansas Docket No. 04-WSEE-605-ACT allowing KCPL to defer all costs on the balance sheet, for financial reporting purposes, associated with the adoption of Statement of Financial Accounting Standards No. 143 (“FAS 143”) and Financial Accounting Standards Board Interpretation No. 47 (“FIN 47”), including accretion and depreciation expenses and amounts included for cost of removal in depreciation rates as set forth in Appendix A.
6) Pension Costs
Treatment of pension costs shall be as set forth in the attached Appendix B. Appendix B hereto is intended to be consistent with the treatment of pension costs outlined in Appendix C(E) of the 1025 Stipulation.

7) Decommissioning Accruals for Wolf Creek
The Commission approves the schedule of decommissioning cost accruals included in Appendix C, affirms that the decommissioning cost accruals are included in cost of service and are included in rates for ratemaking purposes and affirms that the earnings rate assumed for the trust takes into consideration the tax rate change and the removal of the investment restrictions resulting from the Energy Policy Act of 1992.
8) SO2 Emission Allowances
The Commission authorizes KCPL’s sale of SO2 emission allowances through June 1, 2010. KCPL will record net sales proceeds to a regulatory liability (FERC Account 254) and offset to rate base for ratemaking purposes. The regulatory liability will be amortized over a time period to be determined in the 2009 rate filing. Such amortization shall be reflected in rates beginning with the rates resulting from the 2009 rate filing.
KCPL currently purchases coal from vendors under contracts that indicate nominal sulfur content. To the extent that coal supplied has a lower sulfur content than specified in the contract, KCPL pays a premium over the contract price. Beginning January 1, 2008, to the extent that KCPL pays premiums for lower sulfur coal and has an approved ECA in place, the Commission authorizes KCPL to determine the portion of such premiums, net of joint partners’ shares, that apply to retail sales and will record the proportionate cost of such premiums in FERC Account 254 as a reduction of the regulatory liability. But in no event will the charges to the Kansas jurisdictional portion of FERC Account 254 for these premiums exceed $5,000,000 annually. The portion of premiums applicable to retail will be determined monthly based on the system-wide percentage of MWhs from coal generation used for retail sales versus wholesale sales as computed by the hourly energy costing model. This system-wide percentage will be applied to premiums invoiced during the same period.

9) Surface Transportation Board Expenses
The Commission authorizes KCPL to establish a regulatory asset for actual Surface Transportation Board expenses incurred through December 31, 2006. KCPL will amortize this regulatory asset over a five-year period beginning January 1, 2007. The Commission authorizes KCPL to establish a regulatory asset for actual Surface Transportation Board expenses incurred after December 31, 2006, to be amortized over a five-year period in a future rate case. The deferred expenses will not receive any rate base treatment in future rate cases.
10)  AFUDC Rate on Iatan 2
The Commission authorizes KCPL for purposes of calculating the equity component of the AFUDC rate on Iatan 2 to set the equity rate used in the calculation at 8.5%. This agreed upon equity component of AFUDC may be revised either through a Commission order determining a Return on Equity or through a Stipulation and Agreement in KCPL’s next rate case.
E. Test Period in Future Rate Cases
KCPL agrees to use a test period reflective of 12-months actual operations rather than using budgeted information in future rate cases. To the extent KCPL may need to file certain information in its next rate case later than March 1 of the applicable year, KCPL may coordinate such filings with Staff.

F. Rules and Regulations
As set forth in KCPL’s rate Application and as agreed by the signatory parties and consistent with the 1025 Stipulation, the following changes to KCPL’s Rules and Regulations should be adopted by the Commission:
1) Returned Check Charges
The Commission authorizes KCPL to increase its returned check charge from $10 to $30.
2)	Credit and Debit Card Program
The Commission authorizes KCPL to implement the use of credit and debit cards for payment of customer bills. KCPL agrees to work with Staff to modify the proposed tariff language to meet the Commissions Minimum Standards.
3)	Deletion of “seasonal” in Tariff Language
The Commission authorizes KCPL to remove reference to “seasonal” service from section 2.03 of its Rules and Regulations in recognition that the Company no longer provides seasonal rates.
4)	Merging of “Liability of Company” and “Continuity of Service”
The Commission authorizes KCPL to combine sections 7.06 “Continuity of Service” and 7.12 “Liability of Company” of its Rules and Regulations, into one section.
G. Rate Design
The signatory parties agree that the rates should be apportioned among the respective classes of customers according to the amounts of revenue requirement indicated for each class as shown on Appendix D. The signatory parties agree that within the residential class, rates shall be apportioned among sub-classes as indicated on Appendix D. Residential single meter customer charges shall be set at seven dollars twenty-five cents ($7.25), and nine-dollars ($9.00) for two-meter customers. Rate design amounts assigned to each class are subject to check in order to assure that rate design recovery is consistent with the revenue increase approved by the Commission and shall set forth no precedent in future rate proceedings as to the methodology of allocation. KCPL agrees that it shall conduct a class cost of service study and report the results of that study in its next rate filing. KCPL shall have the right to file the results of that study in testimony as late-filed testimony no later than May 1, 2007. The signatory parties preserve their rights to review and oppose any such filing in future proceedings, including opposing any methodology proposed by any party regarding the allocation of rates or rate design.

V. MISCELLANEOUS PROVISIONS
A. The Commission's Rights
Nothing in this Stipulation and Agreement is intended to impinge or restrict, in any manner, the exercise by the Commission of any statutory right, including the right of access to information, and any statutory obligation, including the obligation to ensure that KCPL is providing efficient and sufficient service at just and reasonable rates.
B. Staff's Rights
The Staff shall have the right to provide, at any meeting or hearing at which this Stipulation and Agreement is noticed to be considered by the Commission, whatever oral explanation the Commission requests, provided that the Staff shall, to the extent reasonably practicable, provide the other signatory parties with advance notice of when the Staff shall respond to the Commission's request for such explanation once such explanation is requested from the Staff. Staff's oral explanation shall be subject to public disclosures, except to the extent it refers to matters that are privileged or protected from disclosure pursuant to Kansas law or any Protective Order issued in this docket.

C. Signatory Parties’ Rights
The signatory parties, including Staff, shall have the right to present pre-filed testimony in support of this Stipulation. Such testimony shall be filed formally in the docket and presented by witnesses at a hearing on this Stipulation.
D. Parties not Signatories to the Agreement
      Sierra Club and Mission Hills are not yet signatories to this Stipulation and Agreement, but negotiations with those parties continue. KGS is not a signatory, but has authorized the signatories to represent to the Commission that KGS has no objection to the terms of the Agreement.
E. Negotiated Settlement
This Stipulation and Agreement represents a negotiated settlement that fully resolves the issues addressed in this document. The signatory parties represent that the terms of this Stipulation and Agreement constitute a fair and reasonable resolution of the issues addressed herein. Except as specified herein, the signatory parties to this Stipulation and Agreement shall not be prejudiced, bound by, or in any way affected by the terms of this Stipulation and Agreement: (a) in any future proceeding; (b) in any proceeding currently pending under a separate docket; and/or (c) in this proceeding should the Commission decide not to approve this Stipulation and Agreement in the instant proceeding. If the Commission accepts this Stipulation and Agreement in its entirety and incorporates the same into a final order without material modification, the signatory parties shall be bound by its terms and the Commission's order incorporating its terms as to all issues addressed herein and in accordance with the terms hereof, and will not appeal the Commission's order on these issues.

F. Interdependent Provisions
The provisions of this Stipulation and Agreement have resulted from negotiations among the signatory parties and are interdependent. In the event that the Commission does not approve and adopt the terms of this Stipulation and Agreement in total, it shall be voidable and no signatory party hereto shall be bound, prejudiced, or in any way affected by any of the agreements or provisions hereof. Further, in such event, this Stipulation and Agreement shall be considered privileged and not admissible in evidence or made a part of the record in any proceeding.
G. Submission Of Documents To The Commission Or Staff
To the extent this Stipulation and Agreement provides for information, documents or other data to be furnished to the Commission or Staff, such information, documents or data shall be filed with the Commission and a copy served upon the Commission’s Director of Utilities. Such information, documents or data shall be marked and identified with the docket number of this proceeding.

IN WITNESS WHEREOF, the signatory parties have executed and approved this Agreement, effective as of the 29th day of September 2006, by subscribing their signatures below.

By:_____________________________
SUSAN B. CUNNINGHAM
DANA BRADBURY
MATTHEW TOMC
Kansas Corporation Commission
1500 S.W. Arrowhead Road
Topeka, Kansas 66604
(785)-271-3100

ATTORNEYS FOR STAFF

By: ____________________________________
WILLIAM G. RIGGINS (#12080)
Vice President and General Counsel
Kansas City Power & Light Company
1201 Walnut
Kansas City, MO 64141
(816) 556-2785

GLENDA CAFER
Cafer Law Office, LLC
2921 SW Wanamaker Dr. Ste 101
Topeka, Kansas 66614

ATTORNEYS FOR KCPL

By: _______________________________
DAVID SPRINGE
NIKI CHRISTOPHER
Citizens’ Utility Ratepayer Board
1500 SW Arrowhead Road
Topeka, KS 66604

ATTORNEYS FOR CURB

By: ____________________________
JANE L. WILLIAMS
JAMES R. WAERS
Blake & Uhlig, P.A.
753 State Ave., Ste. 475
Kansas City, KS 66101

ATTORNEYS FOR IBEW LOCAL UNION NOS. 1464, 1613, 412

By: ____________________________
GREG LAWRENCE
GRACE WUNG
McDermott Will & Emery LLP
28 State Street
Boston, MA 02109-1775

ATTORNEYS FOR WALMART

APPENDIX A

Kansas City Power & Light Company
Depreciation & Amortization Rates
Kansas Jurisdictional

Account	Acct. No.	Avg. Service Life	Net Salvage	Deprec. Rate
Total Steam Production (Note)
Structures & Improvements	311	32.0	-10.0%	3.44%
Structures & Improv - Haw 5 Rebuild	311			0.85%
Boiler Plant Equipment (excl trains)	312	25.5	-5.0%	4.12%
Boiler Plant Equipment - Trains	312	15.0	10.0%	6.00%
Boiler Plant Equip-Scrubber-La Cygne	312	10.0	0.0%	10.00%
Boiler Plant Equip - Haw 5 Rebuild	312			1.02%
Turbogenerator Units	314	42.4	0.0%	2.36%
Accessory Electric Equipment	315	33.7	5.0%	2.82%
Accessory Electric Equip - Haw 5 Rebuild	315			0.70%
Acc Electric Equip - Computers (like 391)	315	30.0	8.0%	3.07%
Miscellaneous Power Plant Equipment	316	22.8	5.0%	4.16%
Misc Power Plant Equip - Haw 5 Rebuild	316			1.03%

Total Nuclear Production (Note)
Structures & Improvements	321			1.55%
Reactor Plant Equipment	322			1.73%
Turbogenerator Unites	323			1.96%
Accessory Electric Equipment	324			1.73%
Miscellaneous Power Plant Equipment	325			2.36%
Nuclear Plant Write-Off	328			1.73%

Total Combustion Turbines
Structures & Improvements	341	25.0	0.0%	4.00%
Fuel Holders, Producers, & Acc. Equip.	342	25.0	0.0%	4.00%
Generators	344	25.0	0.0%	4.00%
Accessory Electric Equipment	345	25.0	0.0%	4.00%

Total Wind Generation
Structures & Improvements	341	20.0		5.00%
Generators	344	20.0		5.00%
Accessory Electric Equipment	345	20.0		5.00%

Total Transmission Plant
Structures & Improvements	352	45.0	-5.0%	2.33%
Station Equipment	353	29.3	5.0%	3.24%
Station Equip-Communication Equip (like 397)	353	26.0	5.0%	3.65%
Towers & Fixtures	354	40.0	-10.0%	2.75%
Poles & Fixtures	355	27.0	-5.0%	3.89%
Overhead Conductors & Devices	356	27.0	15.0%	3.15%
Underground conduit	357	50.0	-5.0%	2.10%
Underground Conductors & Devices	358	50.0	10.0%	1.80%

Note: Nuclear Production rates are based on a lifespan under a 60-year license using remaining life rates.  Rates for Steam Production Plant related to Hawthorn Unit 5 Rebuild plant reflect Missouri jurisdictional rates after consideration of insurance and subrogation recoveries recorded in Account 108, Accumulated Provision for Depreciation. Future depreciation studies will use remaining life rates.
                                                 16
Total Distribution Plant

Structures & Improvements	361	45.0	-5.0%	2.33%
Station Equipment	362	37.0	7.0%	2.51%
Station Equip-Communication Equip (like 397)	362	26.0	5.0%	3.65%
Poles, Towers, & Fixtures	364	30.0	-6.0%	3.53%
Overhead Conductors & Devices	365	27.0	25.0%	2.78%
Underground Conduit	366	50.0	-5.0%	2.10%
Underground Conductors & Dev	367	25.0	20.0%	3.20%
Line Transformers	368	25.0	10.0%	3.60%
Services	369	33.0	5.0%	2.88%
Meters	370	28.0	5.0%	3.39%
Install on Customers’ Premises	371	8.5	2.0%	11.53%
Street Lighting & Signal Systems	373	29.0	5.0%	3.28%

Total General Plant
Structures & Improvements	390	50.0	5.0%	1.90%
Office Furniture & Equipment	391	30.0	8.0%	3.07%
Transportation Equipment	392	11.0	15.0%	7.73%
Stores Equipment	393	30.0	5.0%	3.17%
Tools, Shop & Garage Equipment	394	27.0	5.0%	3.52%
Laboratory Equipment	395	33.0	5.0%	2.88%
Power Operated Equipment	396	15.0	20.0%	5.33%
Communication Equipment	397	26.0	5.0%	3.65%
Miscellaneous Equipment	398	17.0	5.0%	5.59%

Amortization of Limited Term & Other Electric Plant
Account	Acct. No.	Avg. Service Life	Net Salvage	Deprec. Rate

Intangible - Five Year Software	303	5.0	0.0%	20.0%
Intangible - Ten Year Software	303	10.0	0.0%	10.0%
Intangible - Communication Equip (like 397)	303	26.0	5.0%	3.65%
Intangible - Accessory Equip (like 345)	303	25.0	0.0%	4.00%
Steam Prod-Structures & Impr-Leasehold Impr	311	Lease
Combustion Turbine Plant - Land Rights	340			0.00%
Transmission Plant - Land Rights	350			0.00%
Distribution Plant - Land Rights	360			0.00%
General -Structures & Impr-Leasehold Impr	390	Lease

Note: Nuclear Production rates are based on a lifespan under a 60-year license using remaining life rates.  Rates for Steam Production Plant related to Hawthorn Unit 5 Rebuild plant reflect Missouri jurisdictional rates after consideration of insurance and subrogation recoveries recorded in Account 108, Accumulated Provision for Depreciation. Future depreciation studies will use remaining life rates.

Appendix B
Treatment of Pension Costs
Docket No. 06-KCPE-828-RTS

1. The intent of this pension agreement is to:
•	Ensure that KCPL recovers the amount of the net prepaid pension asset representing the recognition of a negative pension cost used in setting rates in prior years;
•	Ensure that the amount collected in rates is based on the pension cost determined using the methodology described below in item 2.b.;
•	Ensure that, once the amount in section 4 has been collected in rates by KCPL, all pension cost collected in rates is contributed to the pension trust;
•	Ensure that all amounts contributed by KCPL are recoverable in rates.
2. To accomplish these goals, the following items are agreed upon as part of this Stipulation and Agreement.
a. KCPL’s pension cost, for financial reporting purposes, will differ from the method used for ratemaking purposes described in item 2.b.. For financial reporting purposes, KCPL will amortize gains and losses over a five-year period.

b. Pension cost, excluding cost determined under FAS 88, used for ratemaking purposes will be calculated based on the following methodology:
i. Market Related Value for asset determination, smoothing all asset gains and losses that occur on and after January 1, 2005 over five (5) years;
ii. No 10% corridor; and
iii. Amortization period of ten (10) years for unrecognized gains and losses.
3. KCPL’s actuary will maintain actuarial reports under each method on an annual basis. Any difference between the two methods is merely a timing difference that will eventually be recovered, or refunded, through rates under the method used in setting rates over the life of the pension plan. KCPL will establish a regulatory asset or liability for the difference in pension cost calculated under the two methods. No rate base recognition will be provided for the regulatory asset or liability determined pursuant to this paragraph.
4. Any pension cost amount calculated pursuant to item 2.b. above, which exceeds the pension contribution will reduce the prior net prepaid pension asset recognized in rate base currently estimated to be $17.1 million ($7.6 million Kansas jurisdictional) at December 31, 2006. When the prior net prepaid pension asset is reduced to zero, any pension cost (as calculated in item 2.b. above) that exceeds the amounts contributed, must be funded. Any pension cost that is not funded because it exceeds the amount of funding that is tax deductible will be tracked as a regulatory liability to ensure it is funded in the future when it becomes tax deductible.

5. In the case pension cost becomes negative, KCPL is ordered to establish a regulatory liability to offset the negative amount. In future years, when pension cost becomes positive, rates will remain zero ($0) until the prepaid pension asset that was created by the negative amount is reduced to zero ($0). The regulatory liability will be reduced at the same rate as the prepaid pension asset is reduced until the regulatory liability becomes zero. This regulatory liability is not provided rate base recognition.
6. KCPL will be allowed to establish a regulatory asset with rate base recognition for contributions made to the pension trust in excess of pension cost calculated pursuant to item 2.b.
7. A regulatory asset or liability will be established on KCPL’s books to track the difference between the level of pension cost calculated pursuant to item 2.b. and the level of pension cost built into rates. The level of pension cost built into rates effective January 1, 2007 is established as $42,586,121 ($19,360,459 Kansas jurisdictional), before amounts capitalized and applicable to joint owners. If the pension cost, before amounts capitalized and applicable to joint owners, during the rate period is more than the cost built into rates for the period, KCPL will establish a regulatory asset. If the pension cost during the period is less than the cost built into rates, KCPL will establish a regulatory liability. If the pension cost, before amounts capitalized and applicable to joint owners, becomes negative, a regulatory liability equal to the difference between the level of pension cost built into rates for that period and zero ($0) will be established. The regulatory asset or liability will have rate base recognition and will be amortized over five (5) years beginning with the effective date of rates approved in KCPL’s next rate case.

8. KCPL will amortize the regulatory asset used to track the difference between the level of pension cost calculated for regulatory purposes and the level of cost built into rates at December 31, 2006, of $36,146,186 ($16,432,742 Kansas jurisdictional) over five (5) years commencing January 1, 2007.
9. The parties agree that KCPL should follow the accounting treatment prescribed by the Federal Energy Regulatory Commission (FERC) in General Instruction No. 23 regarding pension-related Other Comprehensive Income (OCI) and transfer existing and future pension OCI amounts to a regulated asset.
10. FAS 88 does not allow for delayed recognition of certain unrecognized amounts in net periodic pension cost. FAS 88 requires immediate recognition of certain costs arising from settlements and curtailments of defined benefit plans. KCPL shall establish a regulatory asset or liability, with rate base recognition, for the amount of pension costs, before amounts capitalized and applicable to joint owners, determined pursuant to FAS 88 and the level of FAS 88 pension cost built into rates (currently $0), effective January 1, 2006. This regulatory asset or liability will be amortized over five (5) years beginning with the effective date of rates approved in KCPL’s next rate case. Following an order from the Commission approving this treatment for FAS 88 costs, KCPL will withdraw its Accounting Authority Order request currently docketed as 06-KCPE-1364-ACT.

Appendix C-1 (Schedule DAF-5)

KANSAS CITY POWER & LIGHT COMPANY

DECOMMISSIONING COST ASSUMPTIONS

2005 Decom Cost Est	$517,601,292
Cost Escalation Rate	4.40%
KCPL Share	47.00%
Future Juris Allocation Factor	45.51%
Wtd Historical/Future Alloc Factor	43.16%

Year	2005 Wolf Creek Decom Cost	Escalated Wolf Creek Decom Cost	KCPL Kansas Decom Cost

2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 39,750,150 98,265,842 117,044,694 69,175,512 57,217,156 51,909,882 30,547,288 32,682,038 21,008,731	- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 222,514,704 574,279,120 714,122,428 440,629,758 380,494,347 360,389,791 221,409,168 247,304,811 165,967,770	- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 45,135,564 116,488,536 144,854,781 89,378,690 77,180,639 73,102,569 44,911,314 50,164,065 33,665,411
                 517,601,292                    3,327,111,897                   674,881,568

Appendix C-2 (Schedule DAF-5)

WOLF CREEK DECOMMISSIONING TRUST ANALYSIS

DECOMMISSIONING TRUST FUND EARNINGS ASSUMPTIONS

TRUST FUND MANAGEMENT FEE
KS Avg Fund Bal		231,278,443
KS Ann Fixed Fee		15,930
Avg Fixed Fee %		0.01%
Variable Fee %		0.21%
Avg Tot Fee %		0.22%	0.22%

	US T-Bills	IT Govt Bonds	LT Govt Bonds	LT Corp Bonds	Lrg Corp Equities

SBBI 1925-2004 Arithmetic Mean	3.80% 3.70%	5.50% 5.40%	5.80% 5.40%	6.20% 5.90%	12.40% 10.40%
SBBI 1925-2004 Geometric Mean
Assumed Earnings	3.75%	5.45%	5.60%	6.05%	11.40%
Effective Tax Rate	20.00%	20.00%	20.00%	20.00%	20.00%
Earnings After Fees & Taxes	2.82%	4.18%	4.30%	4.66%	8.94%	Weighted After-Tax Earnings

Year	Investment Mix
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
15.0%
17.5%
20.0%
22.5%
25.0%
27.5%
30.0%
32.5%
35.0%
37.5%
40.0%
42.5%
45.0%
47.5%
50.0%
56.3%
62.5%
68.8%
75.0%
81.3%
87.5%
93.8%
100.0%

15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.0%
15.3%
15.5%
15.8%
16.0%
16.3%
16.5%
16.8%
17.0%
17.3%
17.5%
17.8%
18.0%
18.3%
18.5%
18.8%
19.0%
19.3%
19.5%
19.8%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%

10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
8.8%
7.5%
6.3%
5.0%
3.8%
2.5%
1.3%
0.0%

30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
24.0%
23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
8.8%
7.5%
6.3%
5.0%
3.8%
2.5%
1.3%
0.0%

45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
45.0%
43.3%
41.5%
39.8%
38.0%
36.3%
34.5%
32.8%
31.0%
29.3%
27.5%
25.8%
24.0%
22.3%
20.5%
18.8%
17.0%
15.3%
13.5%
11.8%
10.0%
8.8%
7.5%
6.3%
5.0%
3.8%
2.5%
1.3%
0.0%

6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.48%
6.36%
6.24%
6.12%
5.99%
5.87%
5.75%
5.63%
5.51%
5.38%
5.26%
5.14%
5.02%
4.89%
4.77%
4.65%
4.53%
4.41%
4.28%
4.16%
4.04%
3.89%
3.74%
3.58%
3.43%
3.28%
3.13%
2.98%
2.82%

Appendix C-3 (Schedule DAF-5)

KANSAS JURISDICTION - QUALIFIED TAXABLE TRUST

DECOMMISSIONING TRUST FUND CASH FLOWS

NET AFTER-TAX MARKET VALUE

EOY 2005 Market Value Jan 2006 Deposit Market Value Incl Jan Deposit		29,141,298 312,183 29,453,481

EOY 2005 Unrealized Net Gain Effective Tax Rate Tax on Unrealized Net Gain		2,416,440 20.00% 483,288

Net After-Tax Market Value			28,970,193

Annual Accrual Escalation		0.00%

Trust Fund Accrual	Trust Fund Expenditure	Earnings After Fees & Taxes	Trust Fund Balance
Year
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053

28,970,193
32,288,620
36,851,568
41,710,286
46,883,946
52,392,963
58,259,075
64,505,428
71,156,669
78,239,044
85,780,499
93,810,791
102,361,606
111,466,685
121,161,955
131,485,673
142,478,574
154,184,035
166,648,243
179,920,382
194,052,821
208,862,926
224,358,456
240,545,164
257,426,636
275,004,137
293,276,461
312,239,783
331,887,523
352,210,214
373,195,387
394,827,458
417,087,635
439,953,835
463,400,623
487,399,160
511,917,174
536,918,950
562,365,340
588,213,796
566,540,528
469,814,551
339,806,155
261,004,452
191,457,066
123,435,406
81,682,739
33,203,111
(0)

1,395,355
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
2,392,460
598,115
0
0
0
0
0
0
0
0
	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (45,135,564) (116,488,536) (144,854,781) (89,378,690) (77,180,639) (73,102,569) (44,911,314) (50,164,065) (33,665,411)
1,923,071
2,170,488
2,466,258
2,781,200
3,116,557
3,473,652
3,853,893
4,258,781
4,689,915
5,148,994
5,637,832
6,158,355
6,712,619
7,302,810
7,931,258
8,600,441
9,313,001
10,071,749
10,879,679
11,739,979
12,417,644
13,103,070
13,794,248
14,489,012
15,185,042
15,879,864
16,570,862
17,255,279
17,930,231
18,592,713
19,239,611
19,867,716
20,473,740
21,054,328
21,606,077
22,125,554
22,609,316
23,053,931
23,455,996
22,864,181
19,762,559
14,846,384
10,576,986
7,633,253
5,080,910
3,158,647
1,684,437
462,300

REVENUE EQUALIZATION RECOMMENDATIONS						APPENDIX D
06-KCPE-828-RTS
Rate Design and Jurisdictional Increase
with Small and Medium C&I decrease of 2%
and Large and Large Power C&I decrease of 1.75%

			Residential
	Total	Total		General Use &	General Use &	General Use &	General Use &
	Juris	Residential	General Use	Water Heat	Spc Ht (1mtr)	Spc Ht (2mtr)	Spc/Wtr Ht (2 mtr)	Time of Day

Rate Revenue per KCC Staff CCOS	392,338,112	194,505,476	149,770,443	3,443,044	28,652,466	1,263,844	11,310,231	65,449

Levelization Adjustment (%)		1.82%	2.36%	0.00%	0.00%	0.00%	0.00%	0.00%
Levelization Adjustment ($)	(0)	3,538,205	3,538,205	-	-	-	-	-
Level Adj. Revenue - before Increase	392,338,112	198,043,681	153,308,648	3,443,044	28,652,466	1,263,844	11,310,231	65,449

Jurisdictional Revenue Increase (%)	7.395%	7.14%
Jurisdictional Revenue Increase ($)	29,013,958	13,879,761	9,455,787	298,701	2,863,524	126,274	1,129,794	5,681
Rate Revenue	421,352,070	208,385,237	159,226,230	3,741,744	31,515,989	1,390,118	12,440,025	71,131

TOTAL REVENUE INCREASE (%)	7.395%	8.955%	8.68%	8.68%	9.99%	9.99%	9.99%	8.68%
TOTAL REVENUE INCREASE ($)	29,013,958	17,417,965	12,993,991	298,701	2,863,524	126,274	1,129,794	5,681
TOTAL RATE REVENUE ($)	421,352,070	211,923,441	162,764,434	3,741,744	31,515,989	1,390,118	12,440,025	71,131

	Small	Medium	Large	Large	Off-Peak	Other
	General	General	General	Power	Lighting	Lighting

Rate Revenue per KCC Staff CCOS	28,520,191	50,461,523	81,714,363	30,203,949	1,426,842	5,505,768

Levelization Adjustment (%)	-2.00%	-2.00%	-1.75%	-1.75%	0.00%	0.00%
Levelization Adjustment ($)	(570,404)	(1,009,230)	(1,430,001)	(528,569)	-	-
Level Adj. Revenue - before Increase	27,949,787	49,452,293	80,284,362	29,675,380	1,426,842	5,505,768

Jurisdictional Revenue Increase (%)	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Jurisdictional Revenue Increase ($)	2,181,795	3,860,307	6,251,149	2,310,602	109,153	421,191
Rate Revenue	30,701,986	54,321,830	87,965,512	32,514,551	1,535,995	5,926,959

TOTAL REVENUE INCREASE (%)	5.650%	5.650%	5.900%	5.900%	7.650%	7.650%
TOTAL REVENUE INCREASE ($)	1,611,391	2,851,076	4,821,147	1,782,033	109,153	421,191
TOTAL RATE REVENUE ($)	30,131,582	53,312,599	86,535,510	31,985,982	1,535,995	5,926,959